EXHIBIT 10.1

INCREASE AGREEMENT

THIS INCREASE AGREEMENT (this “Agreement”) is made as of the 8th day of March, 2018, between and among PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership (the “Borrower”), PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation (the “REIT Guarantor”), the Subsidiary Guarantors, KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) on behalf of itself and certain other lending institutions (each a “Lender” and collectively, the “Lenders”) and as a Lender (the “Increasing Lender”), each as a party to that certain Credit Agreement dated as of August 11, 2017, as amended by a certain First Amendment to Credit Agreement dated August 11, 2017 and from time to time in effect (the “Credit Agreement”) among the Borrower, the REIT Guarantor, the Subsidiary Guarantors, Administrative Agent, the Lenders, and KEYBANC CAPITAL MARKETS as Sole Lead Arranger and Sole Book Manager. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement

R E C I T A L S

WHEREAS, Borrower by its execution hereof has requested that the Total Commitment under the Credit Agreement be increased to $45,000,000.00 pursuant to §2.12 of the Credit Agreement;

WHEREAS, Increasing Lender has agreed to issue an increased Commitment under the Credit Agreement such that the Total Commitment will equal $45,000,000.00.

NOW, THEREFORE, in consideration of the recitals herein and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.       Increasing Lender hereby (a) acknowledges, agrees and confirms that, by its execution of this Agreement, it will increase its Commitment under the Credit Agreement to the amount set forth on Schedule 1.1 annexed hereto; (b) confirms that it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to increase its Commitment under the Credit Agreement; (c) confirms that all approvals and authorizations required to permit its execution, delivery, performance and consummation of this Agreement have been obtained; and (d) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document.

2.       The Credit Agreement is hereby deemed modified to reflect the Commitment of the Increasing Lender evidenced hereby, and Schedule 1.1 attached hereto is hereby substituted in lieu of the pre-existing Schedule 1.1 to the Credit Agreement, to reflect the issuance of the increased Commitment of the Increasing Lender.

3.       This Agreement shall not be effective until each of the following conditions precedent has been satisfied or waived:

(a)	The Borrower shall have paid to the Administrative Agent a fee in an amount equal to $90,000.00 in connection with the increased Commitment of the Increasing Lender evidenced hereby, which fee shall, when paid, be fully earned and non-refundable under any circumstances;
(b)	As of the date of hereof, both immediately before and after the Total Commitment is increased in accordance with this Agreement, there exists no Default or Event of Default; and
(c)	The Administrative Agent shall have received:
(i)	a fully executed copy of this Agreement, duly executed and delivered by Borrower; and
(ii)	an amended and restated Note, drawn to the order of the Increasing Lender in the amount of its Commitment as increased hereby, duly executed and delivered by Borrower (the “Amended and Restated Note”).

4.       On or prior to the execution of this Agreement, Borrower shall pay to Administrative Agent all lender fees and reasonable costs and expenses of Administrative Agent in connection with this Agreement, including, without limitation, reasonable legal fees and expenses incurred by Administrative Agent.

5.       Wherever located, all references in the Credit Agreement or the other Loan Documents to the term “Credit Agreement” shall mean the Credit Agreement as modified by this Agreement.

6.       Borrower acknowledges, confirms and agrees that Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent or any Lender with respect to any of the Borrower's liabilities and obligations to Administrative Agent and the Lenders pursuant to any Loan Documents and to the extent the Borrower has or has ever had any such offsets, defenses or counterclaims, the Borrower hereby specifically WAIVES and RELEASES any and all rights to such offsets, defenses, claims or counterclaims.

7.       Except as specifically modified hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and the Borrower hereby represents and warrants to Administrative Agent and the Lenders that the representations and warranties made by the Borrower in the Credit Agreement and other Loan Documents, or otherwise made by or on behalf of the Borrower in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the date of hereof (unless such representations and warranties are limited by their terms to a specific date, in which case such representations and warranties shall have been true as of such earlier date), both immediately before and after giving effect to this Agreement, other than for changes in the ordinary course of business permitted by the Credit Agreement.

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8.       This Agreement, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Agreement. Borrower hereby acknowledges and agrees that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Agreement. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as modified by this Agreement.

9.       Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

10.       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed by its duly authorized representatives as of the date first set forth above.

BORROWER:

PLYMOUTH INDUSTRIAL OP, LP, a Delaware limited partnership

By:	Plymouth Industrial REIT, Inc., a Maryland corporation, its general partner

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Increase Agreement

REIT GUARANTOR:

PLYMOUTH INDUSTRIAL REIT, INC., a Maryland corporation

By: /s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.
Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Increase Agreement

SUBSIDIARY GUARANTOR:

PLYMOUTH SOUTH BEND LLC, a Delaware limited liability company

By:	Plymouth Industrial OP, LP, a Delaware limited partnership, its manager

By:	Plymouth Industrial REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH NORTH SHADELAND LLC, a Delaware limited liability company

By:	Plymouth Industrial OP, LP, a Delaware limited partnership, its manager

By:	Plymouth Industrial REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Increase Agreement

PLYMOUTH New World LLC, a Delaware limited liability company

By:	Plymouth Industrial OP, LP, a Delaware limited partnership, its manager

By:	Plymouth Industrial REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

PLYMOUTH Memphis ABP LLC, a Delaware limited liability company

By:	Plymouth Industrial OP, LP, a Delaware limited partnership, its manager

By:	Plymouth Industrial REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Increase Agreement

PLYMOUTH 3635 KNIGHT ROAD LLC, a Delaware limited liability company

By:	Plymouth Industrial OP, LP, a Delaware limited partnership, its manager

By:	Plymouth Industrial REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Pendleton P. White, Jr.

Name: Pendleton P. White, Jr.

Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Increase Agreement

ADMINISTRATIVE AGENT:
KEYBANK NATIONAL ASSOCIATION By: /s/ Tayven Hike Name: Tayven Hike Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Increase Agreement

INCREASING LENDER:
KEYBANK NATIONAL ASSOCIATION By: /s/ Tayven Hike Name: Tayven Hike Title: Vice President

Signature Page to Increase Agreement

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Mr. Tayven Hike Telephone: (770) 510-2100 Facsimile: (770) 510-2195 LIBOR Lending Office: Same as Above Domestic Lending Office: Same as Above	$45,000,000.00	100.0000000000%

Schedule 1.1